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[Color commercial opens with two fencers parrying back and forth and having a conversation. Fencer #1 says:]
So, I hear your mutual fund is down.
[Fencer #2 responds:]
Maybe over the short term.
[Fencer #1:]
You're not worried?
[Fencer #2] My fund invests in Real Estate Investment Trusts--solid long-term investments.
[Slide superimposes over action; black background, white type reading:]
CGM REALTY FUND
MANAGED BY KEN HEEBNER
[Fencing visual resume. Fencer #1 says:]
Hmm, you still think CGM Realty Fund is the way to go?
[Fencer #2:]
It's up more than 98% over the past four years.
[Second slide supers over fencing action and reads:]
CGM REALTY FUND
FOUR YEAR TOTAL RETURN: 98.6%
7/1/94-6/30/98
[In smaller type below--though the numbers are all the same--larger--size:] 6.1%, 18.7% and 18.0% are the average annual total returns for CGM Realty Fund for the 1- and 4-year periods ended 6/30/98 and from inception on 5/13/94 through 6/30/98. The fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower.
[Fencing visual resumes. Fencer #1 says:]
So maybe now is the time to buy.
[Fencer #2:]
My point exactly.
[Super comes up with logo (line drawing of fencer in a box with lines in background) and the following text and numbers:] CGM REALTY FUND 1-800-CGM-INFO
[In smaller type:]
This information represents past performance which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fee, charges, and expenses, call toll free.
(C) 1998 CGM
[Final Voiceover:]
For a prospectus, call 1-800-CGM-INFO.
[Commercial ends.]